UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

Intorio, Corp.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-255055 (Commission File Number)	98-1578603 (IRS Employer Identification No.)

24 Alexander Kazbegi Ave, Tbilisi 0177, Georgia

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 605-46-36

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01. Change in Registrant’s Certifying Accountants.

On March 09, 2022, the Board of Directors of Intorio, Corp. (the “Company”) approved the dismissal of Zia Masood Kiani & Co (“ZMK”), as the Company’s independent registered public accounting firm, effective immediately, and the engagement of Victor Mokuolu, CPA PLLC (“Victor”) as the Company’s new independent registered public accounting firm as of and for the year ended February 28, 2022. As described below, the change in independent registered public accounting firm is not the result of any disagreement with ZMK.

ZMK’s audit report on the financial statements for the year ended February 28, 2021 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.

During the fiscal year ended February 28, 2021 and February 28, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and ZMK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to ZMK’s satisfaction, would have caused ZMK to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that ZMK concurred with the Company’s assessment of material weaknesses related to the Company’s internal controls over financial reporting.

During the fiscal year ended February 28, 2022 and the subsequent interim period, neither the Company nor anyone on its behalf has consulted with Victor regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Victor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided ZMK with a copy of the disclosures in this Form 8-K and requested that ZMK furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of this letter, dated March 10, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Zia Masood Kiani & Co to the U.S. Securities and Exchange Commission, dated March 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTORIO, CORP.

Dated: March 11, 2022	By:	/s/ Gagi Gogolashvili
	Name:	Gagi Gogolashvili
	Title:	President, Director, CEO

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